                                                                     EXHIBIT 1.1

                             Underwriting Agreement

                                     between

                              DG Acquisition Corp.

                                       and

                           Merriman Curhan Ford & Co.

                            DATED: _________ __, 2005

                              DG ACQUISITION CORP.

                             UNDERWRITING AGREEMENT

Merriman Curhan Ford & Co.
As Representative of the several Underwriters
600 California Street, 9th Floor
San Francisco, California 90108

Dear Sirs:

     The undersigned, DG Acquisition Corp., a Delaware corporation ("COMPANY"), hereby confirms its agreement with Merriman Curhan Ford & Co. (being referred to herein variously as "YOU," "MCF" or the "REPRESENTATIVE") and with the other underwriters named on Schedule I hereto for which MCF is acting as
Representative (the Representative and the other Underwriters being collectively called the "UNDERWRITERS" or, individually, an "UNDERWRITER") as follows:

1.   PURCHASE AND SALE OF SECURITIES.

     1.1  FIRM SECURITIES.

          1.1.1 PURCHASE OF FIRM UNITS. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and not jointly, to the several Underwriters, an aggregate of 8,875,000 of the Company's Class A units
("FIRM UNITS"), at a purchase price (net of discounts and commissions) of $7.44 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule I attached hereto and made a part hereof at a purchase price
(net of discounts and commissions) of $7.44 per Firm Unit. The Firm Units are to be offered initially to the public ("OFFERING") at the offering price of $8.00 per Firm Unit. Each Firm Unit shall consist of one share of the Company's Class
A common stock, par value $.0001 per share ("CLASS A COMMON STOCK"), and a redeemable five-year warrant to purchase one share of the Company's Class A
Common Stock (the "CLASS A WARRANT(S)"). The shares of Class A Common Stock and the Class A Warrants included in the Firm Units will not be separately transferable until the 20th trading day after the earlier to occur of the expiration of the Over-allotment Option (as defined below) and the exercise in full by our underwriters of such option, but in no event will MCF allow separate trading until the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of a Current Report on Form 8-K by the Company with the Securities and Exchange
Commission (the "Commission") which includes such audited balance sheet. Each
Class A Warrant shall entitle its holder to exercise it to purchase one share of
Class A Common Stock for $6.00 (subject to adjustment) during the period commencing on the later of the consummation by the Company of its "BUSINESS
COMBINATION" or one year from the Effective Date and terminating on the five-year anniversary of the Effective Date. "BUSINESS COMBINATION" shall mean an acquisition of, through a merger, capital stock exchange, asset acquisition or other

similar business combination, one or more businesses having, collectively, a fair market value equal to at least 80% of the Company's net assets at the time of such acquisition (as described more fully in the Registration Statement).

          1.1.2 PURCHASE OF CLASS B UNITS. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell, severally and jointly, to DG
Acquisition LLC, a limited liability company owned by the shareholders of the
Company ("DGA"), an aggregate of 125,000 of the Company's Class B units ("CLASS
B UNITS"), at a purchase price (net of discounts and commissions) of $8.00 per
Class B Unit. Each Class B Unit shall consist of one share of the Company's
Class B common stock, par value $.0001 per share ("CLASS B COMMON STOCK"), and a redeemable five-year warrant to purchase one share of the Company's Class B
Common Stock (the "CLASS B WARRANT(S)"); provided, that upon the consummation of a Business Combination, the Class B Warrants will become exercisable for Class A
Warrants instead of Class B Warrants.

          1.1.3 PAYMENT FOR AND DELIVERY OF CLASS A UNITS. Delivery and payment for the Firm Units shall be made at 10:00 A.M., New York time, on the third business day following the effective date of the Registration Statement (or the fourth business day following the effective date, if the Registration Statement is declared effective after 4:30 PM or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the
Company. The hour and date of delivery and payment for the Firm Units is called the "CLOSING DATE." Payment for the Firm Units shall be made on the Closing Date at the Representative's election by wire transfer in Federal (same day) funds or by certified or bank cashier's check(s) in New York Clearing House funds, payable as follows: at least $64,820,000 of the proceeds received by the Company for the Firm Units shall be deposited in the trust fund established by the
Company for the benefit of the public stockholders as described in the
Registration Statement ("TRUST FUND") pursuant to the terms of an Investment
Management Trust Agreement ("TRUST AGREEMENT") and the remaining proceeds shall be paid (subject to Section 3.13 hereof) to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of the Depository Trust Company ("DTC")) for the account of the
Underwriters. The Firm Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two (2) full business days prior to the Closing Date. The Company will permit the Representative to examine and package the Firm Units for delivery, at least one full business day prior to the Closing Date. The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the
Representative for all of the Firm Units.

          1.1.4 PAYMENT FOR AND DELIVERY OF CLASS B UNITS. Delivery and payment for the Class B Units shall be made at 10:00 A.M., New York time, on the Closing
Date. Payment for the Class B Units shall be made on the Closing Date at the
DGA's election by wire transfer in Federal (same day) funds or by certified or bank cashier's check(s) in New York Clearing House funds, payable as follows:
(i) $930,000 of the proceeds shall be paid to the order of the Company and (ii)
$70,000 of the proceeds shall be paid to the Representative upon delivery to DGA of certificates representing the Class B Units (or through the facilities of the
Depository Trust Company ("DTC")).

          1.1.5 DEPOSIT OF REPRESENTATIVE'S FEE TO TRUST ACCOUNT. The
Representative has agreed to defer receipt of certain fees under this Agreement until the consummation of a Business Combination. Accordingly, the
Representative shall deposit, at the Representative's election by wire transfer in Federal (same day) funds or by certified or bank cashier's check(s) in New
York Clearing House funds: (i) $1,420 ,000 into the Trust Fund upon receipt of the Class A Units; (ii) $20,000 upon receipt of the $70,000 fee in connection with the Class B units as set forth in Section 1.1.4; and (iii) upon receipt of any Option Units (as defined below), an amount equal to 2% of the gross proceeds paid by the Representative for such Options Units in accordance with Section
1.2. The release of such fees to the Representative upon the consummation of a
Business Combination shall be governed by the Trust Agreement.

     1.2  OVER-ALLOTMENT OPTION.

          1.2.1 OPTION UNITS. For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 1,331,250 Class A Units from the Company ("OVER-ALLOTMENT OPTION").
Such additional 1,331,250 Class A Units are hereinafter referred to as "OPTION
Units." The Firm Units, the Option Units, the shares of Class A Common Stock and the Class A Warrants included in the Class A Units and the shares of Class A
Common Stock issuable upon exercise of the Class A Warrants are hereinafter referred to collectively as the "PUBLIC SECURITIES." The purchase price to be paid for the Option Units will be the same price per Option Unit as the price per Firm Unit set forth in Section 1.1.1.

          1.2.2 EXERCISE OF OPTION. The Over-allotment Option granted pursuant to Section 1.2.1 may be exercised by the Representative as to all (at any time)
or any part (from time to time) of the Option Units within 45 days after the
Effective Date. The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option. The
Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company by the Representative, which must be confirmed in writing by overnight mail or facsimile transmission setting forth the number of Option
Units to be purchased and the date and time for delivery of and payment for the
Option Units (the "OPTION CLOSING DATE"), which will not be later than five (5)
full business days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the
Representative or at such other place as shall be agreed upon by the Company and the Representative. Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice.

          1.2.3 PAYMENT AND DELIVERY. Payment for the Option Units shall be made on the Option Closing Date at the Representative's election by wire transfer in
Federal (same day) funds or by certified or bank cashier's check(s) in New York
Clearing House funds, payable to the Trust Fund at the offices of the
Representative or at such other place and times as shall be agreed upon by the
Representative and the Company upon delivery to you of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the

Representative requests not less than two (2) full business days prior to the
Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company's transfer agent or correspondent not less than one full business day prior to such Closing Date.

     1.3  REPRESENTATIVE'S PURCHASE OPTION.

          1.3.1 PURCHASE OPTION ON CLOSING DATE. The Company hereby agrees to issue and sell to the Representative (and/or its designees) on the Closing Date an option ("REPRESENTATIVE'S PURCHASE OPTION") for the purchase of 450,000 Class
A Units ("REPRESENTATIVE'S UNITS") for an aggregate purchase price equal to
$100. Each of the Representative's Units shall be identical to the Firm Units except that the Warrants included in the Representative's Units
("REPRESENTATIVE'S WARRANTS") have an exercise price equal to $7.50 (subject to adjustment). The Representative's Purchase Option shall be exercisable, in whole or in part, commencing on the later of the consummation of a Business
Combination and one year from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per
Representative's Unit equal to $9.38 (subject to adjustment). The exercise price of the Representative's Purchase Options may be paid through cashless exercise as "net" exercise. The Representative's Purchase Option, the Representative's
Units, the Representative's Warrants and the shares of Common Stock issuable upon exercise of the Representative's Warrants are hereinafter referred to collectively as the "REPRESENTATIVE'S SECURITIES." The Public Securities and the
Representative's Securities are hereinafter referred to collectively as the
"REGISTRABLE CLASS A SECURITIES."

          1.3.2 PAYMENT AND DELIVERY. Delivery and payment for the
Representative's Purchase Option shall be made on the Closing Date. The Company shall deliver to the Underwriters, upon payment therefor, certificates for the
Representative's Purchase Option in the name or names and in such authorized denominations as the Representative may request.

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Underwriters as follows:

     2.1  FILING OF REGISTRATION STATEMENT.

          2.1.1 PURSUANT TO THE ACT. The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form S-1 (File
No. 333-126287), including any related preliminary prospectus ("PRELIMINARY
PROSPECTUS"), for the registration of the Registrable Class A Securities and certain Class B Units (the "CLASS B UNITS"), shares of Class B common stock, par value $0.0001 per share (the "CLASS B COMMON STOCK") and Class B Warrants (the
"CLASS B WARRANTS", and collectively with the Class B Units and Class B Common
Stock, the "CLASS B SECURITIES") under the Securities Act of 1933, as amended
("ACT"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations ("REGULATIONS") of the Commission under the Act. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements,

schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Regulations), is hereinafter called the "REGISTRATION STATEMENT," and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the "PROSPECTUS." The Registration
Statement is effective on the date hereof.

          2.1.2 PURSUANT TO THE EXCHANGE ACT. The Company has filed with the
Commission a Form 8-A (File Number 000-51508) providing for the registration under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of the
Class A Units, the Class A Common Stock and the Class A Warrants. The
registration of the Registrable Class A Securities under the Exchange Act is effective on the date hereof.

     2.2 NO STOP ORDERS, ETC. Neither the Commission nor, to the best of the
Company's knowledge, any state regulatory authority, has issued any order or threatened to issue any order preventing or suspending the use of any
Preliminary Prospectus or Prospectus or has instituted or, to the best of the
Company's knowledge, threatened, to institute any proceedings with respect to such an order.

     2.3  DISCLOSURES IN REGISTRATION STATEMENT.

          2.3.1 10b-5 REPRESENTATION. At the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Date and the Option Closing Date, if any, the Registration Statement and the Prospectus
did and will contain all material statements that are required to be stated
therein in accordance with the Act and the Regulations, and did and will in all material respects conform to the requirements of the Act and the Regulations;
neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, on such dates, did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. When any Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Registrable Class A Securities and the Class B
Securities or any amendment thereto or pursuant to Rule 424(a) of the
Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the
Underwriters by the Representative expressly for use in the Registration
Statement or Prospectus or any amendment thereof or supplement thereto.

          2.3.2 DISCLOSURE OF AGREEMENTS. The agreements and documents described in the Registration Statement and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required

to be described in the Registration Statement or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Prospectus or (ii) is material to the Company's business, has been duly and validly authorized and executed by the Company, is in full force and effect and is enforceable against the Company and, to the Company's knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the best of the Company's knowledge, any other party, is in breach or default thereunder and, to the best of the Company's knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder. To the best of the Company's knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

          2.3.3 PRIOR SECURITIES TRANSACTIONS. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the
Company since the Company's formation, except as disclosed in the Registration
Statement.

          2.3.4 REGULATIONS. The disclosures in the Registration Statement concerning the effects of Federal, State and local regulation on the Company's business as currently contemplated are correct in all material respects and do not omit to state a material fact.

     2.4  CHANGES AFTER DATES IN REGISTRATION STATEMENT.

          2.4.1 NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise specifically stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company, (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement, and (iii) no member of the Company's management has resigned from any position with the
Company.

          2.4.2 RECENT SECURITIES TRANSACTIONS, ETC. Subsequent to the
respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed

money or (ii) declared or paid any dividend or made any other distribution on or in respect to its equity securities.

     2.5  INDEPENDENT ACCOUNTANTS. BDO Seidman, LLP ("BDO"), whose report is filed with the Commission as part of the Registration Statement, are, and during the periods covered by their report were, independent registered public accountants as required by the Act and the Regulations. BDO has not, during the periods covered by the financial statements included in the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A of the Exchange Act.

     2.6  FINANCIAL STATEMENTS. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement and
Prospectus fairly present the financial position, the results of operations and the cash flows of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with
United States generally accepted accounting principles, consistently applied throughout the periods involved; and the supporting schedules included in the
Registration Statement present fairly the information required to be stated
therein. The summary financial data included in the Registration Statement and the Prospectus present fairly the information shown thereon and have been compiled on a basis consistent with the audited financial statements presented therein. No other financial statements or schedules are required to be included in the Registration Statement or the Prospectus. The Registration Statement
discloses all material off-balance sheet transactions, arrangements, obligations
(including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

     2.7 AUTHORIZED CAPITAL; OPTIONS; ETC. The Company had at the date or dates indicated in the Prospectus duly authorized validly issued and outstanding capitalization as set forth in the Registration Statement and the Prospectus.
Based on the assumptions stated in the Registration Statement and the
Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein. Except as set forth in, or contemplated by, the Registration Statement and the Prospectus, on the Effective Date and on the
Closing Date, there will be no options, warrants or other rights to purchase or otherwise acquire any authorized but unissued shares of Common Stock or any security convertible into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.

     2.8  VALID ISSUANCE OF SECURITIES; ETC.

          2.8.1 OUTSTANDING SECURITIES. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company. The authorized Class A Common Stock and Class B
Common Stock conform to all statements relating thereto contained in the
Registration Statement

and the Prospectus. The offers and sales of the outstanding Class A Common Stock and Class B Common Stock were at all relevant times either registered under the
Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Class A
Common Stock and Class B Common Stock, exempt from such registration requirements.

          2.8.2 SECURITIES SOLD PURSUANT TO THIS AGREEMENT. The Registrable
Class A Securities and the Class B Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable;
the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Registrable Class A Securities and the Class B
Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Class A Securities and Class B
Securities has been duly and validly taken. The Registrable Class A Securities and the Class B Securities conform in all material respects to all statements with respect thereto contained in the Registration Statement. When issued, the
Representative's Purchase Option, the Representative's Warrants and the Class A
Warrants and Class B Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the
Company called for thereby in accordance with the terms thereof and such
Representative's Purchase Option, the Representative's Warrants and the Class A
Warrants and Class B Warrants are enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors'
rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws and (iii)
that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     2.9 REGISTRATION RIGHTS OF THIRD PARTIES. Except as set forth in the
Prospectus and in this Agreement, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the
Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

     2.10 VALIDITY AND BINDING EFFECT OF AGREEMENTS. This Agreement, the Class A
Warrant Agreement and the Class B Warrant Agreement (as defined in Section 2.21 hereof), the Trust Agreement and the Escrow Agreement (as defined in Section
2.22.2 hereof), the Insider Letters (as defined in Section 2.22.1) and those certain lockup agreements into by certain Stockholders of the Company (the
"LOCK-UP AGREEMENTS") have been duly and validly authorized by the Company and constitute, and the Representative's Purchase Option, has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     2.11 NO CONFLICTS, ETC. The execution, delivery and performance by the
Company of this Agreement, the Class A Warrant Agreement and the Class B Warrant
Agreement, the Representative's Purchase Option, the Insiders Letters, the
Lock-Up Agreements, the Trust Agreement and the Escrow Agreement, the
consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i)
result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which the
Company is a party except pursuant to the Trust Agreement referred to in Section
2.24; (ii) result in any violation of the provisions of the Certificate of
Incorporation or the Amended and Restated Bylaws of the Company; or (iii)
violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

     2.12 NO DEFAULTS; VIOLATIONS. No material default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the
Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Amended and Restated Certificate of
Incorporation or Amended and Restated Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

     2.13 CORPORATE POWER; LICENSES; CONSENTS.

          2.13.1 CONDUCT OF BUSINESS. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business purpose as described in the Prospectus.

          2.13.2 TRANSACTIONS CONTEMPLATED HEREIN. The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required for the valid issuance, sale and delivery of the Registrable Class A
Securities and the Class B Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the
Representative's Purchase Option, the Insider Letters, the Lock-Up Agreements,
the Trust Agreement and the Escrow Agreement and as contemplated by the
Prospectus, except with

respect to applicable federal and state securities laws and the rules of the
National Association of Securities Dealers, Inc. (the "NASD").

     2.14 D&O QUESTIONNAIRES. To the best of the Company's knowledge, all information contained in the questionnaires ("Questionnaires") completed by each of the Company's stockholders immediately prior to the Offering ("INITIAL
STOCKHOLDERS") and provided to the Underwriters is true and correct and the
Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by each Initial
Stockholder to become inaccurate and incorrect.

     2.15 LITIGATION; GOVERNMENTAL PROCEEDINGS. There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding before or by any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, pending or, to the best of the Company's knowledge, threatened, against, or involving the Company and, to the best of the Company's knowledge, any Initial Stockholder, that is required to be disclosed in the Registration Statement which has not been disclosed in the Registration Statement.

     2.16 GOOD STANDING. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the assets, property, business or operations of the Company.

     2.17 STOP ORDERS. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any part thereof and has not threatened to issue any such order.

     2.18 TRANSACTIONS AFFECTING DISCLOSURE TO NASD.

          2.18.1 FINDER'S FEES. Except as described in the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder's, consulting or origination fee by the Company or any
Initial Stockholder with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the best of the Company's knowledge, any Initial Stockholder, that may affect the
Underwriters' compensation, as determined by the NASD.

          2.18.2 PAYMENTS WITHIN TWELVE MONTHS. Other than payments to MCF, the
Company has not within the 12 months prior to the Effective Date made any direct or indirect payments (in cash, securities or otherwise) (i) to any person, as a finder's fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company, (ii) to any NASD member or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member.

          2.18.3 USE OF PROCEEDS. None of the net proceeds of the Offering will be paid by the Company to any participating NASD member or its affiliates, except as specifically

                                       10

authorized herein and except as may be paid in connection with a Business
Combination as contemplated by the Prospectus.

          2.18.4 INSIDERS' NASD AFFILIATION. Based on the Questionnaires
distributed to such persons, except as set forth on Schedule 2.18.4, no officer, director or any beneficial owner of the Company's unregistered securities has any direct or indirect affiliation or association with any NASD member. The
Company will advise the Representative and its counsel if it learns that any officer, director or owner of at least 5% of the Company's outstanding Class A and Class B Common Stock (in the aggregate) is or becomes an affiliate or associated person of an NASD member participating in the offering.

     2.19 FOREIGN CORRUPT PRACTICES ACT. Neither the Company nor any of the
Initial Stockholders or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office
(domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) that (i) might subject the Company or its assets or property to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, might have had a material adverse effect on the assets, property, business or operations of the
Company as reflected in any of the financial statements contained in the
Prospectus, (iii) if not continued in the future, might adversely affect the assets, property, business, operations or prospects of the Company or (iv) was otherwise unlawful. The Company's internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices
Act of 1977, as amended.

     2.20 OFFICERS' CERTIFICATE. Any certificate signed by any duly authorized officer of the Company and delivered to MCF or to MCF's counsel shall be deemed a representation and warranty by the Company to the Underwriters and its counsel as to the matters covered thereby.

     2.21 WARRANT AGREEMENT. The Company has entered into a warrant agreement with respect to the Class A Warrants and the Representative's Warrants with
Continental Stock Transfer & Trust Company substantially in the form filed as an exhibit to the Registration Statement (the "CLASS A WARRANT AGREEMENT"); and the
Company has entered into a warrant agreement with respect to the Class B
Warrants with Continental Stock Transfer & Trust Company substantially in the form filed as an exhibit to the Registration Statement (the "CLASS B WARRANT
AGREEMENT").

     2.22 AGREEMENTS WITH INITIAL STOCKHOLDERS.

          2.22.1 INSIDER LETTERS. The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under the federal and state securities laws and (iii) that the remedy of specific performance and

                                       11

injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) annexed as exhibits to the Registration Statement ("INSIDER
LETTERS"), pursuant to which each of the Initial Stockholders and each of the
Company's officers and directors agrees to certain matters, including but not limited to, certain matters described as being agreed to by them under the
"PROPOSED BUSINESS" section of the Prospectus.

          2.22.2 ESCROW AGREEMENT. The Company has caused the Initial
Stockholders to enter into an escrow agreement ("ESCROW AGREEMENT") with
Continental Stock Transfer & Trust Company ("ESCROW AGENT") substantially in the form annexed as an exhibit to the Registration Statement, whereby the Common
Stock and the Class B Units (including all of the securities contained therein)
owned by the Initial Stockholders will be held in escrow by the Escrow Agent, until the earlier of (i) the first anniversary of the date of the Prospectus and
(ii) the date on which the last sales price of the Class A Common Stock equals or exceeds $13.50 for any 20 trading days within a 30 trading day period subject to certain exceptions including but not limited to, the liquidation of the
Company subsequent to a Business Combination or to a subsequent transaction resulting in the shareholders of the Company having the right to exchange their shares of capital stock of the Company for cash or other securities. During such escrow period, the Initial Stockholders shall be prohibited from selling or otherwise transferring such shares (except to spouses and children of Initial
Stockholders and trusts established for their benefit and as otherwise set forth in the Escrow Agreement) but will retain the right to vote such shares. To the
Company's best knowledge, the Escrow Agreement is enforceable against each of the Initial Stockholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with any of the terms and provisions of, or constitute a default under, any agreement or instrument to which any of the Initial Stockholders is a party. The Escrow
Agreement shall not be amended, modified or otherwise changed without the prior written consent of MCF.

     2.23 REGULATION M. The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the
Public Securities or any security of the Company to facilitate the sale or resale of any of the Public Securities.

     2.24 INVESTMENT MANAGEMENT TRUST AGREEMENT. The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering substantially in the form annexed as an exhibit to the Registration Statement.

     2.25 COVENANTS NOT TO COMPETE. No Initial Stockholder, employee, officer or director of the Company is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be an Initial Stockholder, employee, officer and/or director of the Company.

     2.26 INVESTMENT COMPANY ACT; INVESTMENTS. The Company has been advised concerning the Investment Act of 1940, as amended (the "INVESTMENT COMPANY
ACT"), and the rules and regulations thereunder and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "INVESTMENT

                                       12

COMPANY" or a company "CONTROLLED" by an "INVESTMENT COMPANY" within the meaning of the Investment Company Act and such rules and regulations. The Company is not, nor will the Company become upon the sale of the Units and the application of the proceeds therefor as described in the Prospectus under the caption "USE
OF PROCEEDS", an "INVESTMENT COMPANY" or a person controlled by an "INVESTMENT
COMPANY" within the meaning of the Investment Company Act. No more than 45% of the "VALUE" (as defined in Section 2(a)(41) of the Investment Company Act) of
the Company's total assets (exclusive of "GOVERNMENT SECURITIES" (as defined in
Section 2(a)(16) of the Investment Company Act) consist of, and no more than 45%
of the Company's net income after taxes is derived from, securities other than the Government Securities.

     2.27 SUBSIDIARIES. The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other entity.

     2.28 RELATED PARTY TRANSACTIONS. There are no business relationships, related party transactions involving the Company or any other person or any other relationship required to be described in the Prospectus that have not been described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors or Initial Stockholders of the Company or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

     2.29 NO DISTRIBUTION OF OFFERING MATERIAL. The Company has not distributed and will not distribute prior to the Closing Date any offering materials in connection with the offering and sale of the Registrable Class A Securities and the Class B Securities other than any Preliminary Prospectuses, the Prospectus, the Registration Statement and other materials, if any, permitted by the Act.

     2.30 TITLE TO ASSETS. Except as set forth in the Registration Statement and
Prospectus, the Company has good and marketable title to all properties and assets described in the Registration Statement and Prospectus as owned by it, free and clear of any pledge, lien, security interest, encumbrances, claim or equitable interest, other than such as would not have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company.

     2.31 TAXES. The Company has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the
Company's knowledge, might be, asserted against the Company that might have a material adverse effect on the financial condition, earnings, operations, business or business prospects of the Company, and all material tax liabilities are adequately provided for on the books of the Company. The Company does not, directly or indirectly, including through any subsidiary, have any outstanding personal loans or other credit extended to or for any director or executive officer of the Company or any of its subsidiaries.

     2.32 NO MONEY LAUNDERING. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of
1970, as amended, the

                                       13

money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY
LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

     2.33 FOREIGN ASSETS CONTROL. Neither the Company nor to the best knowledge of the Company, any director, officer, agent, employee or affiliate of the
Company is currently subject to any U.S. sanctions administered by the Office of
Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company
will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by
OFAC.

3.   COVENANTS OF THE COMPANY. The Company covenants and agrees as follows:

     3.1 AMENDMENTS TO REGISTRATION STATEMENT. The Company will deliver to the
Representative, a reasonable amount of time prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date and not file any such amendment or supplement to which the Representative shall reasonably object in writing.

     3.2  FEDERAL SECURITIES LAWS.

          3.2.1 COMPLIANCE. During the time when a Prospectus is required to be delivered under the Act, the Company will use its best efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange
Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the
Prospectus. If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the
Underwriters, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the
Company will notify the Representative promptly and prepare and file with the
Commission, subject to Section 3.1, an appropriate amendment or supplement in accordance with Section 10 of the Act.

          3.2.2 FILING OF FINAL PROSPECTUS. The Company will file the Prospectus
(in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.

          3.2.3 EXCHANGE ACT REGISTRATION. The Company will use its best efforts to maintain the registration of Registrable Class A Securities under the provisions of the Exchange Act for a period of five years from the Effective
Date, or until the Company is required to be

                                       14

liquidated, if earlier or, in the case of the Class A Warrants, until the Class
A Warrants expire and are no longer exercisable.

     3.3 BLUE SKY FILINGS. The Company will use its best efforts, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate; provided, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use its best efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

     3.4 DELIVERY TO UNDERWRITERS OF PROSPECTUSES. The Company will deliver to each of the several Underwriters, without charge, from time to time during the period when the Prospectus is required to be delivered under the Act or the
Exchange Act, such number of copies of each Preliminary Prospectus and the
Prospectus as such Underwriters may reasonably request and, as soon as the
Registration Statement or any amendment or supplement thereto becomes effective, deliver to you two (2) original executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all original executed consents of certified experts.

     3.5 EFFECTIVENESS AND EVENTS REQUIRING NOTICE TO THE REPRESENTATIVE. The
Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing (i) of the effectiveness of the Registration Statement and any amendment thereto, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening of any proceeding for that purpose, (iii)
of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening of any proceeding for that purpose, (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus, (v) of
the receipt of any comments or request for any additional information from the
Commission and (vi) of the happening of any event during the period described in
Section 3.4 hereof that, in the judgment of the Company, makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or that requires the making of any changes in the Registration Statement or the
Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Commission or any state securities commission shall enter a stop order or suspend such qualification at any time, the Company will use commercially reasonable effort to obtain promptly the lifting of such order.

     3.6 REVIEW OF FINANCIAL STATEMENTS. Provided that any securities of the
Company are publicly traded, until the earlier of five (5) years from the
Effective Date, or until such earlier time upon which the Company is required to be liquidated, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company's financial statements for each of the first three fiscal quarters prior to the

                                       15

announcement of quarterly financial information, the filing of the Company's
Form 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

     3.7  AFFILIATED TRANSACTIONS.

          3.7.1 BUSINESS COMBINATIONS. The Company will not consummate a
Business Combination with any entity which is affiliated with any Initial
Stockholder unless the Company obtains an opinion from an independent investment banking firm that is a member of the NASD that the Business Combination is fair to the Company's stockholders from a financial perspective.

          3.7.2 ADMINISTRATIVE SERVICES. The Company has entered into an agreement ("SERVICES AGREEMENT") with Blue Alternative Asset Management LLC
("AFFILIATE"), a copy of which is incorporated by reference to the Registration
Statement as Exhibit 10.__ to the Registration Statement pursuant to which the
Affiliate will make available to the Company general and administrative services including office space, utilities and secretarial support for the Company's use for $7,500 per month.

          3.7.3 COMPENSATION. Except as set forth above in this Section 3.7, the
Company shall not pay any Initial Stockholder or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination;
provided, that the Initial Stockholders shall be entitled to reimbursement from the Company for their reasonable out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

     3.8 SECONDARY MARKET TRADING AND STANDARD & POOR'S. The Company will apply to be included in Standard & Poor's Daily News and Corporation Records Corporate
Descriptions for a period of five (5) years from the consummation of a Business
Combination. Promptly after the consummation of the Offering, the Company shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company's securities in the State of California. The Company shall also take such other action as may be reasonably requested by the
Representative to obtain a secondary market trading exemption in such other states as may be requested by the Representative. Notwithstanding the foregoing, the Company shall not be required to be included in Standard & Poor's Daily News and Corporation Records Corporate Descriptions or to obtain any secondary market trading exemptions in any states at such times that the Company does not have any publicly traded securities.

     3.9 FINANCIAL PUBLIC RELATIONS FIRM. Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm.

     3.10 PERIODIC REPORTS, ETC. For a period of five (5) years from the
Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company will furnish to the Representative and its counsel
(except to the extent any such documents are made immediately available upon the issuance or filing thereof, at no expense, for download from the Commission's
Electronic Data Gathering and Retrieval system ("EDGAR") or from the Company's
Website): (i) a copy of each periodic report the Company shall be required to file

                                       16

with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the
Company; (iii) a copy of each Current Report Form 8-K and Schedules 13D, 13G,
14D-1 or 13E-4 received or prepared by the Company; (iv) five (5) copies of each registration statement filed by the Company with the Commission under the Act;
and (v) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request.

     3.11 DISQUALIFICATION OF FORM S-1. Until the earlier of seven (7) years from the date hereof or until the Class A Warrants have expired and are no longer exercisable, and provided that securities of the Company are publicly traded, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form S-1 (or other appropriate form) for the registration of the Class A Warrants and the Representative's Warrants under the
Act.

     3.12 TRANSFER SHEETS. The Company shall retain a transfer and warrant agent acceptable to the Representative ("TRANSFER AGENT") and will furnish to the
Underwriters at the Company's sole cost and expense such transfer sheets of the
Company's securities as the Representative may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC. The
Underwriters acknowledge that Continental Stock Transfer & Trust Company is an acceptable Transfer Agent.

     3.13 PAYMENT OF EXPENSES.

          3.13.1 GENERAL EXPENSES RELATED TO THE OFFERING. The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any,
to the extent not paid at Closing Date, all expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Preliminary Prospectuses, the Prospectus and the printing and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters, (ii) the printing, engraving, issuance and delivery of the Units, the shares of Common Stock and the Warrants included in the Units and the Representative's Purchase Option,
including any transfer or other taxes payable thereon, (iii) the qualification of the Public Securities under state or foreign securities or Blue Sky laws, including the costs of printing and mailing the "PRELIMINARY BLUE SKY
MEMORANDUM," and all amendments and supplements thereto, fees and disbursements of [________] retained for such purpose (such fees shall be $________ in the aggregate (of which $________ has previously been paid)), (iv) filing fees, costs and expenses (including disbursements for the Representative's counsel)
incurred in registering the Offering with the NASD, (v) fees and disbursements of the transfer and warrant agent, (vi) the Company's expenses associated with
"DUE DILIGENCE" meetings arranged by the Representative and (vii) all other costs and expenses customarily borne by an issuer incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.13.1. The Company also agrees that, if requested by the
Representative, it will engage and pay for an investigative search firm of the
Representative's choice to conduct an investigation of the principals of the
Company as shall be mutually selected by the

                                       17

Representative and the Company. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the
Option Closing Date, if any, the expenses set forth in this Agreement to be paid by the Company to the Representative and others. If the Offering contemplated by this Agreement is not consummated for any reason whatsoever then the Company shall reimburse the Underwriters in full for their out of pocket expenses, including, without limitation, its legal fees (up to a maximum of $________) and disbursements and "ROAD SHOW" and due diligence expenses. The Representative shall retain such part of the nonaccountable expense allowance previously paid as shall equal its actual out-of-pocket expenses and refund the balance. If the amount previously paid is insufficient to cover such actual out-of-pocket expenses, the Company shall remain liable for and promptly pay any other actual out-of-pocket expenses.

          3.13.2 NONACCOUNTABLE EXPENSES. The Company further agrees that, in addition to the expenses payable pursuant to Section 3.13.1, on the Closing
Date, it will pay to the Representative a nonaccountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Units [(of which $10,000 has previously been paid)], by deduction from the proceeds of the Offering contemplated herein.

          3.13.3 EXPENSES RELATED TO BUSINESS COMBINATION. The Company further agrees that, in the event the Company engages the Representative to assist the
Company in trying to obtain stockholder approval of a proposed Business
Combination, the Company agrees to reimburse the Representative for all out-of-pocket expenses, including, but not limited to, "ROAD-SHOW" and due diligence expenses, subject to the terms and conditions of any engagement agreement the Company may enter into with the Representatives in connection therewith.

     3.14 APPLICATION OF NET PROCEEDS. The Company shall apply the net proceeds from the Offering received by it in a manner consistent with the application described under the caption "USE OF PROCEEDS" in the Prospectus.

     3.15 DELIVERY OF EARNINGS STATEMENTS TO SECURITY HOLDERS. The Company shall make generally available to its security holders as soon as practicable, but not later than the first day of the 15th full calendar month following the Effective
Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the
Regulations, but which shall satisfy the provisions of Rule 158(a) under Section
11(a) of the Act) covering a period of at least 12 consecutive months beginning after the Effective Date.

     3.16 NOTICE TO NASD. In the event any person or entity (regardless of any
NASD affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following to the NASD and MCF prior to the consummation of the Business Combination: (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an "UNDERWRITER AND RELATED PERSON" with respect to the
Company's initial public offering, as such term is defined in Rule 2710 of the
NASD's Conduct Rules. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in

                                       18

the proxy statement which the Company will file for purposes of soliciting stockholder approval for the Business Combination.

     3.17 STABILIZATION. Neither the Company, nor, to its best knowledge, any of its employees, directors or stockholders (without the consent of MCF), has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Registrable
Class A Securities.

     3.18 INTERNAL CONTROLS; DISCLOSURE CONTROLS AND PROCEDURES. The Company
will maintain internal controls over financial reporting (as defined in Rule
13a-15(f) promulgated under the Exchange Act) sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company will maintain
"disclosure controls and procedures" (as defined in Rule 13a-15(e) promulgated under the Exchange Act) to ensure that material information relating to the
Company is made known to the Company's principal executive officer and the
Company's principal financial officer or persons performing similar functions and shall otherwise comply in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act of 2002 upon the effectiveness of such provisions.

     3.19 ACCOUNTANTS. Until the earlier of five (5) years from the Effective
Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain BDO or another registered independent public accounting firm.

     3.20 CURRENT REPORT ON FORM 8-K. The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date ("AUDITED FINANCIAL STATEMENTS") reflecting the receipt by the Company of the proceeds of the initial public offering. As soon as the Audited Financial Statements become available, the Company shall promptly immediately file a Current Report on Form 8-K with the Commission, which Current Report shall contain the Company's Audited Financial Statements.

     3.21 NASD. The Company shall advise the NASD if it is aware that any 5% or greater stockholder of the Company becomes an affiliate or associated person of an NASD member participating in the distribution of the Company's Public
Securities.

     3.22 CORPORATE PROCEEDINGS. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel to the Underwriters.

                                       19

     3.23 INVESTMENT COMPANY. The Company shall cause a portion of the proceeds of the Offering to be held in the Trust Fund to be invested only as set forth in the Trust Agreement and as disclosed in the Prospectus. The Company shall otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business
Combination, it shall be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.

     3.24 BUSINESS COMBINATION ANNOUNCEMENT. Within five (5) business days following the consummation by the Company of a Business Combination, the Company
shall cause an announcement ("BUSINESS COMBINATION ANNOUNCEMENT") to be placed, at its sole cost and expense, in The Wall Street Journal, The New York Times and a third publication to be selected by the Representative announcing the consummation of the Business Combination and indicating that the Representative was the managing underwriter in the Offering. The Company shall supply the
Representative with a draft of the Business Combination Announcement and provide the Representative with a reasonable opportunity to comment thereon. The Company will not place the Business Combination Announcement without the final approval of the Representative, which approval will not be unreasonably withheld.

     3.25 COLORADO TRUST FILING. In the event the Securities are registered in the State of Colorado, the Company will cause a Colorado Form ES to be filed with the Commissioner of the State of Colorado no less than 10 days prior to the distribution of the Trust Fund in connection with a Business Combination and will do all things necessary to comply with Section 11-51-302 and Rule 51-3.4 of the Colorado Securities Act.

4. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several
Underwriters to purchase and pay for the Class A Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing
Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:

     4.1  REGULATORY MATTERS.

          4.1.1 EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration
Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by you, and, at each of the Closing Date and the Option Closing
Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Morrison & Foerster, counsel to the Underwriters ("MORRISON & FOERSTER").

          4.1.2 NASD CLEARANCE. By the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.

                                       20

          4.1.3 NO BLUE SKY STOP ORDERS. No order suspending the sale of the
Units in any jurisdiction designated by you pursuant to Section 3.3 hereof shall have been issued on either on the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

     4.2  COMPANY COUNSEL MATTERS.

          4.2.1 EFFECTIVE DATE OPINION OF COUNSEL. On each of the Closing Date and Option Closing Date, the Representative shall have received the favorable opinion of Willkie Farr & Gallagher LLP, counsel to the Company ("WILLKIE
FARR"), dated as of the Effective Date, addressed to the Representative and in form and substance satisfactory to Morrison & Foerster to the effect that:

               (i) The Company is validly existing as a corporation and is in good standing under the laws of its state of incorporation. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except where the failure to qualify would not have a material adverse effect on the assets, business or operations of the Company. The Company had the corporate power to own, lease and operate its properties, to conduct its business as described in the Prospectus and to perform its obligations under this Agreement.
To such counsel's knowledge, the Company is not in violation of any term or provision of its Certificate of Incorporation or Amended and Restated Bylaws or
other governing instrument.

               (ii) Except as set forth in the financial statements set forth in the Prospectus, the authorized, issued and outstanding capital stock of the
Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein; all of the issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any stockholder of the Company arising by operation of law or under the Certificate of
Incorporation or Amended and Restated Bylaws of the Company. The offers and sales of the outstanding securities of the Company were at all relevant times either registered under the Act or exempt from such registration requirements.
The Company is not a party to or bound by any instrument, agreement or other arrangement known to such counsel providing for the Company to issue any capital stock, rights, warrants, options or other securities other than as described in the Prospectus. The Registrable Class A Securities and the Class B Securities
conform in all material respects to the descriptions thereof contained in the
Registration Statement and the Prospectus. The form of certificate used to evidence the Class A Common Stock and Class B Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Amended and Restated Certificate of Incorporation
or Amended and Restated Bylaws of the Company. Other than as set forth in the
Prospectus there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

                                       21

               (iii) The Registrable Class A Securities and the Class B
Securities have been duly authorized and, when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The
Registrable Class A Securities and the Class B Securities are not and will not be subject to the preemptive rights of any holders of any security of the
Company arising by operation of law or under the Amended and Restated
Certificate of Incorporation or Amended and Restated Bylaws of the Company. When
issued, the Representative's Purchase Option, the Representative's Warrants and
the Class A Warrants and Class B Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Class A Warrants and Class B Warrants, the Representative's Purchase
Option, and the Representative's Warrants, when issued, in each case, are enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities or "blue sky" laws and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities are in due and proper form.

               (iv) The Company has the corporate power and authority to enter into and consummate the transactions contemplated by each of this Agreement, the
Class A Warrant Agreement, the Class B Warrant Agreement, the Trust Agreement,
the Insider Letters, the Lock-Up Agreements and the Escrow Agreement and each such agreement has been duly and validly authorized and, when executed and delivered by the Company, constitute, and the Representative's Purchase Option has been duly and validly authorized by the Company and, when executed and delivered, will constitute, the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification or contribution provisions may be limited under the federal and state securities or "blue sky" laws and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (v) The execution, delivery and performance of this Agreement, the Class A Warrant Agreement, the Class B Warrant Agreement, the
Representative's Purchase Option, the Insider Letters, the Lock-Up Agreements,
the Escrow Agreement, the Trust Agreement and the compliance by the Company with the terms and provisions thereof and the consummation of the transactions contemplated thereby, and the issuance and sale of the Registrable Class A
Securities and the Class B Securities, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) to such counsel's knowledge, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument,
(b) result in any violation of the provisions of the Amended and Restated
Certificate of Incorporation or the

                                       22

Amended and Restated Bylaws of the Company or (c) to such counsel's knowledge, violate any New York or federal statute or the Delaware General Corporation Law or any judgment, order or decree, rule or regulation applicable to the Company of any, New York or federal court other regulatory authority or other governmental body having jurisdiction over the Company, its properties or assets. No consent, approval, authorization or order, and no filing with, any
New York or federal court, regulatory body, government agency or other body
(other than such as have been effected under the Act and the Exchange Act and such as may be required under blue sky or state securities laws or the rules of the NASD in connection with the purchase and distribution of the Registrable
Class A Securities and the Class B Securities, as to which no opinion need be rendered) is required in connection with the issuance of the Registrable Class A
Securities and the Class B Securities pursuant to the Prospectus and the
Registration Statement, the performance of this Agreement and the transactions contemplated hereby.

               (vi) The Registration Statement and the Prospectus and any
post-effective amendments or supplements thereto prior to the date of the opinion (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates appeared on their face to comply as to form in all material respects with the requirements of the
Act and Regulations. The Registrable Class A Securities and the Class B
Securities and all other securities issued or issuable by the Company conform in all material respects to the description thereof contained in the Registration
Statement and the Prospectus. The descriptions in the Registration Statement and in the Prospectus, insofar as such statements constitute a summary of contracts or other documents referred to therein, fairly present in all material respects the information required to be shown with respect to such contracts or other documents, and such counsel does not know of any contracts or other documents required to be described in the Prospectus that are not described in the
Registration Statement or the Prospectus or included as exhibits to the
Registration Statement, that are not described or included as required.

               (vii) The Registration Statement was declared effective under the
Act as of the date and time set forth in such opinion, the Prospectus was filed with the Commission pursuant to Rule 424(b) under the Act on the date specified in such opinion and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities or blue sky laws. Any required filing of the
Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by Rule 424(b).

               (viii) To such counsel's knowledge, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or threatened, against the Company that (a) is required to be described in the Registration Statement or (b) questions the validity of the capital stock of the Company, this Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement.

               (ix) The statements in the Prospectus under the captions
"Description of Securities," "Shares Eligible for Future Sale" and "Certain
Transactions," and in the Registration Statement under Item 15 of Part II, insofar as such statements constitute a summary of documents referred to therein or matters of New York or federal law, are accurate in all

                                       23

material respects and accurately present the information with respect to such documents and matters.

               (x) The Company is not and, immediately after giving effect to the offering and sale of the Public Securities and the application of the proceeds thereof as described in the Registration Statement and Prospectus, will not be required to register as an "investment company," as defined in the
Investment Company Act of 1940, as amended.

         Such counsel shall also furnish the Representatives with a written statement addressed to the Underwriters to the effect that such counsel has participated in conferences with officers and other representatives of the
Company, the Representative, the Underwriters and the registered independent public accounting firm of the Company, at which conferences the contents of the
Registration Statement and the Prospectus contained therein and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus contained therein (except as otherwise set forth in the foregoing opinion), on the basis of the foregoing without independent check and verification, no facts have come to the attention of such counsel which lead them to believe that the
Registration Statement or any amendment thereto, at the time the Registration
Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or any amendment or supplement thereto, at the time they were filed pursuant to
Rule 424(b) or at the date of such counsel's opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion with respect to the financial information and statistical data and information included in the Registration Statement or the
Prospectus).

          4.2.2 CERTIFICATES OF GOOD STANDING. The Representative shall have been furnished evidence in the usual written or electronic form from the appropriate authorities of the several jurisdictions, or other evidence satisfactory to the Representative, of the good standing and qualifications of the Company.

          4.2.3 RELIANCE. In rendering such opinion, Willkie Farr may rely (i)
as to matters involving the application of laws other than the laws of the
United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to
Morrison & Foerster of other counsel reasonably acceptable to Morrison &
Foerster familiar with the applicable laws, and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters' counsel if requested. The opinion of
Willkie Farr and any opinion relied upon by Willkie Farr shall include a statement to the effect that it may be relied upon by Morrison & Foerster in its opinion delivered to the Underwriters.

                                       24

     4.3 COLD COMFORT LETTER. At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, you shall have received a letter, addressed to the Representative and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to you and to Morrison
& Foerster from BDO dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:

          (i) Confirming that they are an independent registered public accounting firm with respect to the Company within the meaning of the Act, the applicable Regulations and the regulations adopted by the Public Company
Accounting Oversight Board (United States) ("PCAOB") and that they have not, during the periods covered by the financial statements included in the
Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;

          (ii) Stating that in their opinion the financial statements of the
Company included in the Registration Statement and Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;

          (iii) Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the
Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (a) the unaudited financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with United States generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration
Statement, (b) at a date not later than five (5) days prior to the Effective
Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity of the Company as compared with amounts shown in the
June 20, 2005 balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from June 20, 2005 to a specified date not later than five (5) days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of
Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other than as set forth in or contemplated by the Registration
Statement, or, if there was any such decrease, setting forth the amount of such decrease;

          (iv) Setting forth, at a date not later than five (5) days prior to the Effective Date, the amount of liabilities of the Company (including a break-down of commercial papers and notes payable to banks);

                                       25

          (v) Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

          (vi) Stating that they have not during the immediately preceding five
(5) year period brought to the attention of the Company's management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 "Communication of Internal
Control Structure Related Matters Noted in an Audit," in the Company's internal controls; and

          (vii) Statements as to such other matters incident to the transaction contemplated hereby as you may reasonably request.

     4.4  OFFICERS' CERTIFICATES.

          4.4.1 OFFICERS' CERTIFICATE. At each of the Closing Date and the
Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the (x) Chairman or Vice Chairman of the
Board or the Chief Executive Officer and (y) Treasurer the Secretary or
Assistant Secretary of the Company, dated the Closing Date or the Option Closing
Date, as the case may be, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of
Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct. In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.

          4.4.2 SECRETARY'S CERTIFICATE. At each of the Closing Date and the
Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the
Company, dated the Closing Date or the Option Closing Date, as the case may be, certifying (i) that the Amended and Restated Bylaws and Amended and Restated
Certificate of Incorporation of the Company are true and complete, have not been modified and are in full force and effect, (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified, (iii) all correspondence between the Company or its counsel and the Commission and (iv) as to the incumbency of the officers of the
Company. The documents referred to in such certificate shall be attached to such certificate.

     4.5 NO MATERIAL CHANGES. Prior to and on each of the Closing Date and the
Option Closing Date, if any, (i) there shall have been no material adverse change or development

                                       26

involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement and
Prospectus, (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Initial Stockholder before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and
Prospectus, (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the
Regulations, and neither the Registration Statement nor the Prospectus nor any
amendment or supplement thereto shall contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.6  DELIVERY OF AGREEMENTS.

          4.6.1 EFFECTIVE DATE DELIVERIES. On the Effective Date, the Company
shall have delivered to the Representative executed copies of the Escrow
Agreement, the Trust Agreement, the Warrant Agreement and all of the Insider
Letters and Lock-Up Agreements.

          4.6.2 CLOSING DATE DELIVERIES. On the Closing Date, and the Option
Closing Date, as the case may be, the Company shall have delivered to the
Representative executed copies of the applicable Representative's Purchase
Option.

     4.7 OPINION OF COUNSEL FOR THE UNDERWRITERS. All proceedings taken in connection with the authorization, issuance or sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to you and to Morrison & Foerster and you shall have received from such counsel a favorable opinion, dated the Closing Date and the Option Closing Date, if any, with respect to such of these proceedings as you may reasonably require. On or prior to the Effective Date, the Closing Date and the Option Closing Date, as the case may be, counsel for the Underwriters shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section
4.7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

5.   INDEMNIFICATION.

     5.1  INDEMNIFICATION OF UNDERWRITERS.

          5.1.1 GENERAL. Subject to the terms and conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters, and each dealer selected by you that participates in the offer and sale of the
Securities (each a "SELECTED DEALER") and each of their respective directors, officers and employees and each person, if any, who

                                       27

controls any such Underwriter or Selected Dealer ("CONTROLLING PERSON") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act,
against any and all loss, liability, claim, damage and expense whatsoever
(including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the
Underwriters and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in: (i) any Preliminary Prospectus, the Registration Statement or the
Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Representative's Purchase Option; or (iii) any application or other document or written communication (in this Section 5 collectively called "APPLICATION") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated
therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such
Underwriter expressly for use in any Preliminary Prospectus, the Registration
Statement or Prospectus, or any amendment or supplement thereof, or in any application, as the case may be. With respect to any untrue statement or omission or alleged untrue statement or omission made in the Preliminary
Prospectus, the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter to the extent that any loss, liability, claim, damage or expense of such Underwriter results from the fact that a copy of the
Prospectus was not given or sent to the person asserting any such loss, liability, claim or damage at or prior to the written confirmation of sale of the Securities to such person as required by the Act and the Regulations, and if the untrue statement or omission has been corrected in the Prospectus, unless such failure to deliver the Prospectus was a result of non-compliance by the
Company with its obligations under Section 3.4 in a timely manner and prior to the delivery of such Prospectus. The Company agrees promptly to notify the
Representative of the commencement of any litigation or proceedings against the
Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Registrable Class A Securities and the Class B
Securities or in connection with the Registration Statement or Prospectus.

          5.1.2 PROCEDURE. If any action is brought against an Underwriter, a
Selected Dealer or a controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter or
Selected Dealer shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter or Selected Dealer, as the case may be) and payment of actual expenses. Such Underwriter, Selected Dealer or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter,
Selected Dealer or controlling person unless (i) the

employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action, (ii) the Company shall not have employed counsel to take charge of the defense of such action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by all of the Underwriters, Selected Dealers and/or controlling persons shall be borne by the Company. Notwithstanding anything to the contrary contained herein, if the Underwriter, Selected Dealer or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld, conditional or delayed. The indemnification provided for in this Section 5.1 shall not be available to any party who shall fail to give notice as provided in this Section 5.1.2 if the
Company was unaware of the proceeding to which such notice would have related and was actually prejudiced by the failure to give such notice; provided, however, that indemnification shall only be limited to the extent of such prejudice; provided, further, that, the omission so to notify the Company will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 5.1. The Company shall not without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

     5.2 INDEMNIFICATION OF THE COMPANY. Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers and employees and agents who control the Company within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in any Preliminary Prospectus, the Registration Statement or Prospectus or
any amendment or supplement thereto or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any
amendment or supplement thereto or in any such application; provided, that no
Underwriter shall be liable under this Section 5.2 for an amount in excess of the underwriting discount applicable on the Class A Units purchased by such
Underwriter herewith. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the
Registration Statement or Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any
Underwriter, such Underwriter shall have the rights and duties given to the
Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section
5.1.2.

                                       29

     5.3  CONTRIBUTION.

          5.3.1 CONTRIBUTION RIGHTS. In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange
Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company, the Underwriters and the Selected Dealers shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the
Underwriters and the Selected Dealers, as incurred, in such proportions that the
Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial offering price appearing thereon and the Company is responsible for the balance; provided, that no person guilty of a fraudulent misrepresentation
(within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 5.3.1, no
Underwriter shall be required to contribute any amount in excess of the underwriting discount applicable to the Units to be purchased by such
Underwriter hereunder. For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.

          5.3.2 CONTRIBUTION PROCEDURE. Within 15 days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party ("CONTRIBUTING PARTY"), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid 15 days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the
Exchange Act or otherwise available. The Underwriters' obligations to contribute pursuant to this Section 5.3 are several and not joint.

                                       30

6. DEFAULT BY AN UNDERWRITER.

     6.1 DEFAULT NOT EXCEEDING 10% OF FIRM UNITS OR OPTION UNITS. If any
Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the over-allotment option is exercised hereunder and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

     6.2 DEFAULT EXCEEDING 10% OF FIRM UNITS OR OPTION UNITS. In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm
Units or Option Units, MCF may in its sole discretion arrange for itself or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the terms contained herein. If within one business day after such default relating to more than 10% of the Firm Units or Option Units
MCF does not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to MCF to purchase said
Firm Units or Option Units on such terms. In the event that neither MCF nor the
Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement shall be terminated by MCF or the Company without liability on the part of the Company
(except as provided in Sections 3.13 and 5 hereof) or the several Underwriters
(except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; provided, further, that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several
Underwriters and to the Company for damages occasioned by its default hereunder.

     6.3 POSTPONEMENT OF CLOSING DATE. In the event that the Firm Units or
Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, you or the Company shall have the right to postpone the Closing
Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in
any other documents and arrangements, and the Company agrees to file promptly any amendment to the Registration Statement or the Prospectus that in the opinion of counsel for the Underwriters may thereby be made necessary. The term
"UNDERWRITER" as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Firm Units or Option Units.

7.   ADDITIONAL COVENANTS.

     7.1 ADDITIONAL SHARES OR OPTIONS. The Company hereby agrees that until the consummation of a Business Combination, it shall not issue any shares of Common
Stock or any options or other securities convertible into Common Stock, or any shares of Preferred Stock which participate in any manner in the Trust Fund or which vote as a class with the Common Stock on a Business Combination.

                                       31

     7.2 TRUST FUND WAIVER ACKNOWLEDGMENT. The Company hereby agrees that it will not commence its due diligence investigation of any operating business which the Company seeks to acquire ("TARGET BUSINESS") or obtain the services of any vendor or other third party unless and until such Target Business, vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Fund, initially in an amount of $64,820,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Stockholders and that the Company may disburse monies from the Trust Fund only (i) to the Public
Stockholders in the event they elect to convert their IPO Shares (as defined below in Section 7.6), (ii) to the Public Stockholders upon the liquidation of the Company if the Company fails to consummate a Business Combination or (iii)
to the Company after, or concurrently with, the consummation of a Business
Combination and (b) for and in consideration of the Company (1) agreeing to evaluate such Target Business for purposes of consummating a Business
Combination with it or (2) agreeing to engage the services of the vendor or other third party, as the case may be, such Target Business, vendor or other third party agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund ("CLAIM") and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever.

     7.3 INSIDER LETTERS; LOCK-UP AGREEMENTS; WARRANT PURCHASE LETTERS. The
Company shall not take any action or omit to take any action that would cause a breach of any of the Insider Letters executed between each Initial Stockholder and MCF, any of the Lock-Up Agreements executed between each Initial Stockholder and MCF or any of the Warrant Purchase Letters executed between each Initial
Stockholder and MCF, and will not allow any amendments to, or waivers in whole or in part of, such Insider Letters or Lock-Up Agreements without the prior written consent of MCF.

     7.4 CERTIFICATE OF INCORPORATION AND BYLAWS. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Amended and Restated Certificate of Incorporation or Amended
and Restated Bylaws. Prior to the consummation of a Business Combination, the
Company will not amend its Certificate of Incorporation without the prior written consent of MCF.

     7.5 BLUE SKY REQUIREMENTS. The Company shall provide counsel to the
Representative with 10 copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission. In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.

     7.6 ACQUISITION/LIQUIDATION PROCEDURE. The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company's stockholders for their approval ("BUSINESS COMBINATION VOTE")
even if the nature of the acquisition is such as would not ordinarily require stockholder approval under applicable state law; and (ii) that, in the event that the Company does not effect a Business Combination within 18 months from the consummation of this Offering (subject to extension for an additional six-

                                       32

month period, as described in the Prospectus), the Company will be liquidated and will distribute to all holders of the Shares of Common Stock issued in connection with this Offering (the "IPO SHARES") an aggregate sum equal to the
Company's "LIQUIDATION VALUE." The Company's "LIQUIDATION VALUE" shall mean the
Company's book value, as determined by the Company and approved by BDO. In no event, however, will the Company's Liquidation Value be less than the Trust
Fund, inclusive of any net interest income thereon. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company. With respect to the Business Combination Vote, the Company shall cause all of the Initial Stockholders to vote the shares of Common Stock owned by them immediately prior to this Offering in accordance with the vote of the holders of a majority of the IPO Shares present, in person or by proxy, at a meeting of the Company's stockholders called for such purpose. At the time the
Company seeks approval of any potential Business Combination, the Company will offer each holder of IPO Shares the right to convert their IPO Shares at a per share price ("CONVERSION PRICE") equal to the amount in the Trust Fund
(inclusive of any interest income therein) calculated as of two business days prior to the consummation of the proposed Business Combination divided by the total number of IPO Shares. If holders of less than 20% in interest of the
Company's IPO Shares elect to convert their IPO Shares, the Company may, but will not be required to, proceed with such Business Combination. If the Company elects to so proceed, it will convert shares, based upon the Conversion Price, from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination. Only holders of IPO Shares shall be entitled to receive distributions from the Trust and the Company shall pay no distributions with respect to any other Shares of capital Stock of the Company.
If holders of 20% or more in interest of the IPO Shares who vote against approval of any potential Business Combination elect to convert their IPO
Shares, the Company will not proceed with such Business Combination and will not convert such shares.

     7.7 RULE 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including but not limited to using its best efforts to prevent any of the Company's outstanding securities from being deemed to be a "PENNY STOCK" as defined in Rule 3a-51-1 promulgated under the
Exchange Act during such period.

     7.8 AFFILIATED TRANSACTIONS. The Company shall cause each of the Initial
Stockholders to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Initial Stockholders will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire a Target Business, until the earlier of the consummation by the Company of a Business Combination, the distribution of the Company or with respect to any individual Initial
Stockholder, until such time as such Initial Stockholders ceases to be an officer or director of the Company, subject to any pre-existing fiduciary or contractual obligations the Initial Stockholders might have.

     7.9 TARGET NET ASSETS. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least [80% of the
Company's net assets (all of the Company's assets, including the funds held in the Trust Fund, less the Company's liabilities) at the time of such acquisition.
The fair market value of such business must be determined by

                                       33

the independent Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value. If the Board of Directors of the Company is not able to independently determine that the target business has a fair market value of at least 80% of the Company's net assets at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria. The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the
Company's Board of Directors independently determines that the Target Business does have sufficient fair market value.

8.   REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date or Option Closing Date and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any
Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters.

9.   EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

     9.1 EFFECTIVE DATE. This Agreement shall become effective as of the date hereof and shall remain effective for a six (6) month period.

     9.2 TERMINATION. Either party to this Agreement shall have the right to terminate this Agreement at any time upon 30 days' prior written notice to the other party.

     9.3 EXPENSES. In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.13.

     9.4 INDEMNIFICATION. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of
Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.

10.  MISCELLANEOUS.

     10.1 NO FIDUCIARY DUTY. The Company acknowledges and agrees that the
Representative, the Underwriters and their respective controlling persons are acting solely in the capacity of an arm's length contractual counterparty to the
Company with respect to the Offering (including, but not limited to, in connection with determining the terms of the Offering) and not as a financial advisor or agent of the Company. The Company further acknowledges and agrees that neither the Representative, the Underwriters nor their respective controlling persons shall have any fiduciary or advisory duty to the Company or any of its controlling persons arising out of, or in connection with, this
Agreement or the Offering.

                                       34

     10.2 NOTICES. All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered or telecopied and confirmed and shall be deemed given when so delivered or telecopied and confirmed or if mailed, two (2) days after such mailing.

If to the Representative:

         Merriman Curhan Ford & Co.
         600 California Street, 9th Floor
         San Francisco, California  94108
         Fax: (415) 248-5692
         Attn:
                ----------------------------

Copy to:

         Morrison & Foerster LLP
         1290 Avenue of the Americas
         New York, New York  10104
         Fax:  (212) 468-7900
         Attn:  James R. Tanenbaum, Esq.

If to the Company:

         DG Acquisition Corp.
         420 Lexington Avenue
         Suite 2650
         New York, New York 10170
         Fax:  (212) 370-0261
         Attn:  Mark R. Graham

Copy to:

         Willkie Farr & Gallagher LLP
         787 Seventh Avenue
         New York, New York 10019-6059
         Fax:  (212) 728-8111
         Attn:  William N. Dye, Esq.

If to DGA:

         DG Acquisition LLC.
         c/o DG Acquisition Corp.
         420 Lexington Avenue
         Suite 2650
         New York, New York 10170
         Fax:  (212) 370-0261
         Attn:  Mark R. Graham

                                       35

Copy to:

         Willkie Farr & Gallagher LLP
         787 Seventh Avenue
         New York, New York 10019-6059
         Fax:  (212) 728-8111
         Attn:  William N. Dye, Esq.

     10.3 HEADINGS. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     10.4 AMENDMENT. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

     10.5 ENTIRE AGREEMENT. This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement)
constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

     10.6 BINDING EFFECT. This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

     10.7 GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The Company hereby agrees that any action, proceeding or claim against it arising out of, or relating in any way to this Agreement shall be brought and enforced in the courts of the State of
California of the United States of America located in City and County of San
Francisco and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The Company hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. Any such process or summons to be served upon the Company may be served by transmitting a copy thereof by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address set forth in this Section 10. Such mailing shall be deemed personal service and shall be legal and binding upon the
Company in any action, proceeding or claim. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys' fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

     10.8 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be

                                       36

deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

     10.9 WAIVER, ETC. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this
Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

                                       37

     If the foregoing correctly sets forth the understanding between the
Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between
us.

                                       Very truly yours,

                                       DG ACQUISITION CORP.

                                       By:
                                            ------------------------------------
                                            Name:    Mark R. Graham
                                            Title:   Co-Chief Executive Officer

Accepted on the date first above written.

MERRIMAN CURHAN FORD & CO.

By:
     ---------------------------------------------
     Name:
     Title:

DG ACQUISITION LLC

By:
     ---------------------------------------------
     Name:
     Title:

                                   SCHEDULE I

                              DG ACQUISITION CORP.

                             8,875,000 CLASS A UNITS

Underwriter                                Number of Firm Units to be Purchased

Merriman Curhan Ford & Co.                 8,875,000